SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 22, 1995



                                XIOX CORPORATION

             (Exact name of registrant as specified in its charter)

577 Airport Boulevard, Suite 700, Burlingame, California            94010
        (Address of principal executive offices)                  (Zip Code)





       Registrant's telephone number, including area code: (415) 375-8188

Delaware                              0-15797                   95-3824750
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                      Identification Number

ITEM 7.   Financial Statements and Exhibits.

         This is Form 8-K/A, Amendment #1 to Form 8-K filed on October 27, 1995. Attached are pro-forma financial statements including Statement of Income (Loss) for the periods ending September 30, 1995, December 31, 1994 and Balance Sheet for the period ending September 30, 1995. Pro-forma financial statements are adjusted to give effect to the proceeds relating to the Company's Sale of certain assets of Seller's Gemini Telemanagement Systems ("GTS") and RBC Systems ("RBC") on October 14,1995.










********************************************************************************


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                                     XIOX CORPORATION


December 22, 1995                              By
                                                 -------------------------------
                                                         Melanie D. Reid
                                                   Vice-President, Finance and
                                                     Chief Financial Officer

                        PRO-FORMA FINANCIAL INFORMATION
                                XIOX CORPORATION
           CONDENSED CONSOLIDATED PRO-FORMA STATEMENT OF INCOME/(LOSS)


                                                               Nine months ended
                                                              September 30, 1995
                                                                 (unaudited)*


REVENUES                                                             $4,909,437

        PRODUCT COSTS                                                $2,384,015
        RESEARCH AND DEVELOPMENT                                       $913,539
        SALES, MARKETING AND ADMINISTRATIVE                          $2,391,144

TOTAL COSTS OF SALES AND EXPENSES                                    $5,688,698

OPERATING PROFIT/(LOSS)                                               ($779,261)

INTEREST INCOME, NET                                                   ($36,989)

        INTEREST INCOME/(LOSS) BEFORE INCOME TAXES                    ($816,250)

INCOME TAX PROVISION                                                   ($23,403)

        NET INCOME/(LOSS)                                             ($839,653)

PER SHARE INFORMATION:

NET INCOME/(LOSS)/PER SHARE                                              ($0.46)

AVERAGE NUMBER OF SHARES OUTSTANDING                                  1,830,222







*Statement of Income/(Loss) at September 30, 1995 adjusted on pro-forma basis to give effect proceeds from the sale of certain assets of Gemini Telemangement Systems on October 14,1995.

                        PRO-FORMA FINANCIAL INFORMATION
                                XIOX CORPORATION
           CONDENSED CONSOLIDATED PRO-FORMA STATEMENT OF INCOME/(LOSS)



                                                             Twelve months ended
                                                              December 31, 1994
                                                                 (unaudited)*



REVENUES                                                             $6,754,357

          PRODUCT COSTS                                              $3,080,174
          RESEARCH AND DEVELOPMENT                                   $1,018,004
          SALES, MARKETING AND ADMINISTRATIVE                        $2,883,882

TOTAL COSTS OF SALES AND EXPENSES                                    $6,982,060

OPERATING PROFIT/(LOSS)                                               ($227,703)

INTEREST INCOME, NET                                                    $14,969

           INTEREST INCOME/(LOSS) BEFORE INCOME TAXES                 ($212,734)

INCOME TAX PROVISION                                                      ($850)

           NET INCOME/(LOSS)                                          ($213,584)

PER SHARE INFORMATION:

NET INCOME/(LOSS)/PER SHARE                                             $(0.12)

AVERAGE NUMBER OF SHARES OUTSTANDING                                  1,713,766





*Statement of Income/(Loss) at December 31, 1994 adjusted on pro-forma basis to give effect proceeds from the sale of certain assets of Gemini Telemangement Systems on October 14,1995.

                         PRO-FORMA FINANCIAL INFORMATION
                                XIOX CORPORATION
                 CONDENSED CONSOLIDATED PRO-FORMA BALANCE SHEET


                                                             September 30, 1995
                                                                 (unaudited)*

ASSETS:

CURRENT ASSETS
         CASH & CASH EQUIVALENTS                                       $445,819
         ACCOUNTS RECEIVABLE, NET                                    $1,122,414
         LEASE CONTRACT RECEIVABLE, CURRENT                                  $0
         INVENTORIES                                                   $524,311
         PREPAID EXPENSES AND OTHER ASSETS                             $101,477

                 TOTAL CURRENT ASSETS                                $2,194,021

PROPERTY & EQUIPMENT, NET                                              $512,098
SOFTWARE ACQUISITION, NET                                              $103,403
NOTES RECEIVABLE                                                       $131,138
DEPOSITS & OTHER ASSETS                                                $102,892

TOTAL ASSETS                                                         $3,043,552

LIABILITIES/SHAREHOLDERS' EQUITY:

CURRENT LIABILITIES
         BANK LINE OF CREDIT                                           $540,000
         ACCOUNTS PAYABLE                                              $191,091
         ACCRUED EXPENSES                                               $80,528
         ACCRUED COMPENSATION                                           $75,532
         PURCHASE DEPOSITS                                             $312,465
         DEFERRED REVENUE                                              $703,914

                 TOTAL CURRENT LIABILITIES                           $1,903,530

STOCKHOLDERS EQUITY
COMMON STOCK, $.01 par, 10,000,000 Authorized,                          $20,854
        2,085,450 and 1,748,316 issued and outstanding
        in 1995 and 1994
PAID IN CAPITAL                                                      $5,039,003
ACCUMULATED DEFICIT                                                 ($3,919,835)
STOCKHOLDERS' EQUITY                                                 $1,140,022
TOTAL LIABILITIES/EQUITY                                             $3,043,552






*Balance sheet at September 30, 1995 adjusted to give effect proceeds from the sale of certain assets of Gemini Telemangement Systems on October 14,1995.